UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2025

Bath & Body Works, Inc.
(Exact name of registrant
as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway
Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On March 20, 2025, Gina Boswell, Chief Executive Officer of Bath & Body Works, Inc. (the “Company”), will be taking a temporary absence to undergo a scheduled surgery.  Ms. Boswell’s temporary absence is expected to last several weeks. An update from Ms. Boswell to associates of the Company is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Message from Gina Boswell, Chief Executive Officer, Bath & Body Works.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “plan,” “potential,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. The Company’s actual actions or results may differ materially from those expected or anticipated in the forward-looking statements due to both known and unknown risks and uncertainties, many of which are beyond the Company’s control. Specific factors that might cause such a difference include those risks detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The statements contained herein speak only as of the date of this Current Report on Form 8-K. Except as may be required by law, the Company does not undertake any obligation to make any revisions to the forward-looking statements contained in this Current Report on Form 8-K or to update them to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.

Date: March 19, 2025	By:	/s/ Michael C. Wu
Name: Michael C. Wu
Title: Chief Legal Officer and Corporate Secretary